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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


                                       FORM 8-K

                                    CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



Date of report (Date of earliest event reported)   September 10, 1998


                                METRIS COMPANIES INC.
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                (Exact Name of Registrant as Specified in Its Charter)


    Delaware                                        41-1849591
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(State or Other Jurisdiction    (Commission       (IRS Employer
of Incorporation)               File Number)      Identification No.)



600 South Highway 169, Suite 1800, St. Louis Park MN      55426
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(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code  (612) 525-5020
                                                    ---------------
                                         N/A
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            (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  OTHER EVENTS.

          On September 10, 1998, the Board of Directors of the Company adopted a Stockholders Rights Agreement. Pursuant to such Agreement, the Company will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock of the Company as of the close of business on September 25, 1998.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED:

     Not applicable.

(b)  PRO FORMA FINANCIAL INFORMATION:

     Not applicable.

(c)  EXHIBITS:

4.1  Stockholders Rights Agreement dated as of September 10, 1998 between the
     Company and Norwest Bank Minnesota, National Association, as Rights Agent.

20.1 News release issued by the Company on September 11, 1998 announcing the adoption of the Stockholders Rights Agreement.





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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                             METRIS COMPANIES INC.


Date:  September 24, 1998                    By: /s/ Z. Jill Barclift
                                                ---------------------
                                             Name: Z. Jill Barclift
                                             Title: Vice President, General
                                                    Counsel




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

                                    EXHIBIT INDEX


          The following exhibits are filed herewith:

EXHIBIT NO.
4.1 Stockholders Rights Agreement dated as of September 10, 1998 between the Company and Norwest Bank Minnesota, National Association, as
          Rights Agent.

20.1 News release issued by the Company on September 11, 1998 announcing the adoption of the Stockholders Rights Agreement.








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